Goodwill and Intangible Assets	12 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Goodwill and Intangible Assets
14.	Goodwill and Intangible Assets
The components of goodwill and intangible assets are as follows:
Year ended March 31, 2020

	Yen in millions
	Goodwill	Intangible Assets
		Marketed Products	Research and Development	Trademark	Software	Other	Total
Acquisition cost
Balance at April 1, 2019	39,403	48,045	14,408	6,634	5,627	695	75,409
Addition	—	12,363	3,033	1	310	69	15,776
Disposition	—	—	—	—	(38)	—	(38)
Transfer	—	1,534	(1,534)	—	563	(597)	(34)
Exchange differences	(767)	(739)	(173)	(129)	(13)	—	(1,054)
Other	—	—	—	—	—	(2)	(2)

Balance at March 31, 2020	38,636	61,203	15,734	6,506	6,449	165	90,057

Accumulated amortization and impairment losses
Balance at April 1, 2019	—	(10,748)	(5,281)	(9)	(4,218)	(19)	(20,275)
Amortization expenses	—	(6,209)	—	—	(706)	(5)	(6,920)
Impairment	—	(802)	(665)	—	—	—	(1,467)
Disposition	—	—	—	—	35	—	35
Exchange differences	—	146	85	—	6	—	237
Other	—	(577)	577	—	—	2	2

Balance at March 31, 2020	—	(18,190)	(5,284)	(9)	(4,883)	(22)	(28,388)

Carrying amount
Balance at April 1, 2019	39,403	37,297	9,127	6,625	1,409	676	55,134
Balance at March 31, 2020	38,636	43,013	10,450	6,497	1,566	143	61,669

Year ended March 31, 2021
	Yen in millions
	Goodwill	Intangible Assets
		Marketed Products	Research and Development	Trademark	Software	Other	Total
Acquisition cost
Balance at April 1, 2020	38,636	61,203	15,734	6,506	6,449	165	90,057
Addition	—	744	5,179	—	339	154	6,416
Disposition	—	—	—	—	(92)	(10)	(102)
Transfer	—	3,178	(3,178)	—	70	(70)	—
Exchange differences	668	904	118	112	13	4	1,151
Other	—	—	—	—	—	33	33

Balance at March 31, 2021	39,304	66,029	17,853	6,618	6,779	276	97,555

Accumulated amortization and impairment losses
Balance at April 1, 2020	—	(18,190)	(5,284)	(9)	(4,883)	(22)	(28,388)
Amortization expenses	—	(6,870)	—	—	(617)	(4)	(7,491)
Impairment	—	(6,021)	(481)	—	—	—	(6,502)
Disposition	—	—	—	—	92	—	92
Exchange differences	—	(718)	(63)	—	(13)	—	(794)
Other	—	(364)	364	—	—	—	—

Balance at March 31, 2021	—	(32,163)	(5,464)	(9)	(5,421)	(26)	(43,083)

Carrying amount
Balance at April 1, 2020	38,636	43,013	10,450	6,497	1,566	143	61,669
Balance at March 31, 2021	39,304	33,866	12,389	6,609	1,358	250	54,472
The table below provides information about significant intangible assets:

	Category	Yen in millions
		Carrying amount as of March 31,		Remaining amortization period as of March 31, 2021
Name		2020 1	2021
Zomig ®	Marketed Products	1,842	1,314	3 years
Tosymra ™	Marketed Products	6,687	327	8 years
Zembrace ® SymTouch ®	Marketed Products	4,988	4,531	8 years

1	The balance was corrected due to an immaterial error, thereby increasing the balance of Tosymra™ by JPY 1,699 million and reducing the balance of Z embrace ® SymTouch ® by the same amoun t.
Trademark was acquired in conjunction with the acquisition of USL. Trademark was determined to have an indefinite useful life, and therefore, it is not amortized and tested for impairment at least annually. Sawai is not aware of any material legal, regulatory, contractual, economic or other factors which would change the assessment over Trademark’s useful life as of March 31, 2021.
Impairment
Goodwill, Trademark and Research and Development are tested annually for impairment and other intangible assets including Marketed Products are tested whenever indicators of impairment arise.
Entire amount of Goodwill and Trademark are allocated to the U.S. Business segment, a CGU. The recoverable amount of the CGU, which is based on fair value less costs of disposal, has been derived from discounted forecast cash flow models using the 62 months of cash flow, terminal growth rate of
2.2% and
pre-tax
WACC of 9.6%
as of March 31, 2021 and classified as level 3 of the fair value measurement. The forecast cash flow involves number of assumptions, including pricing and costs, technical development, market size and competition. Those assumptions were based on management expectations of future outcomes of the industry, taking account of both internal and external past experience and statistics. A change in these assumptions may have a significant impact on the amount, if any, of an impairment charge.
The estimated recoverable amount of the CGU exceeded the carrying amount by approximately JPY 33,038 million as of March 31, 2021. Management has identified that a reasonably possible reduction in the terminal growth rate by 1.9% and increase in pre-tax
WACC by 2.4%, could individually cause the carrying amount to exceed the recoverable amount.
Research and Development are tested annually for impairment while Marketed Products are amortized and tested for impairment when indicators arise. This testing is performed separately for each on the value-in-use
in the Japan Business segment and on fair value less costs of disposal in the U.S. Business segment, which is derived from discounted forecast cash flow models using the pre-tax
WACC ranging from 5.9% to 13.5%
for the year ended March 31, 2021 and classified as level 3 of the fair value measurement. The main assumptions include future sales price and volume growth, costs, the future expenditure required to maintain the product’s marketability and registration in the relevant jurisdictions. These assumptions are based on historical experience and are reviewed as part of management’s budgeting and strategic planning cycle for changes in market conditions and sales erosion through competition.
During the year ended March 31, 2019, Sawai wrote down JPY 3,339 million of Research and Development due to decrease in expected profitability resulted from the entrance of authorized generics by competitors in Japan Business segment, as well as decrease in expected profitability caused by the competitor’s entrance into certain therapeutic category in the U.S. Business segment.
During the year ended March 31, 2020, Sawai wrote down JPY 802 million of Marketed Products and JPY 1,372 million of Research and Development due to decrease in profitability both in the Japan and the
U.S. Business segment caused by increased competition within certain therapeutic category. Sawai recorded reversal of previously recorded impairment losses of JPY 707 million related to Research and Development based on favorable change in the market condition lead by competitors.
During the year ended March 31, 2021, Sawai wrote down JPY 6,021 million o
f
 Marketed Products and JPY 481
million on Research and Development. For Marketed Products, the majority of impairment related to manufacturing and marketed related license for Tosymra
™
, an intangible held by the U.S. Business segment, which amounted to JPY
5,572
million and was recognized in selling, general and administrative expenses in the Consolidated Statements of Income. Tosymra
™
’s profitability was reduced as compared to our initial forecast because of
COVID-19,
which restricted our sales and marketing activities, and the resulting entry of competitor products. As a result, Sawai determined that the fair value of the related assets would not exceed their carrying amount. This testing was performed on its fair value less costs of disposal classified as level 3 of the fair value measurement, which was derived from discounted forecast cash flow models using the pre-tax
WACC of
11.5
%. Further, Sawai also wrote down JPY

449
million on other Marketed Products due to a decrease in expected profitability of certain products in the Japan Business segment, as well as termination of certain products in the U.S. Business segment. The JPY
481
million impairment on Research and Development was due to decrease in expected profitability of certain ongoing development projects and termination of certain development projects both in the Japan and the U.S Business segment.

Impairment losses (net) recognized by each segment are as follows:

	Yen in millions
	Year ended March 31,
	2019			2020			2021
	Marketed Products	Research and Development	Total	Marketed Products	Research and Development	Total	Marketed Products	Research and Development	Total
Japan Business	—	467	467	802	241	1,043	400	439	839
U.S. Business	—	2,872	2,872	—	424	424	5,621	42	5,663

Total	—	3,339	3,339	802	665	1,467	6,021	481	6,502